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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 30, 2001


                               Kitty Hawk, Inc.
              (Exact name of registrant as specified in charter)



             Delaware                     0-25202               75-2564006
 (State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                     Identification No.)

    1515 West 20/th/ Street
        P.O. Box 612787
 Dallas/Fort Worth International
        Airport, Texas                                             75261
 (Address of principal executive                                 (Zip Code)
           offices)

      Registrant's telephone number, including area code: (972) 456-2200

                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5. Other Events.

        On May 30, 2001, the Company and its subsidiaries filed the Debtors' Amended Joint Plan of Reorganization Dated May 30, 2001 (the "Amended Plan"), and the accompanying Disclosure Statement Under 11 U.S.C. (S) 1125 in Support of the Debtors' Joint Plan of Reorganization Dated May 30, 2001 (the "Disclosure Statement") in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division.

        The hearing on the approval of the adequacy of the Disclosure Statement was held on May 23, 2001. The Order Approving Final Disclosure Statement was signed on May 31, 2001 and entered on May 31, 2001.

        The hearing on the confirmation of the Plan will commence on August 1, 2001 at 1:15 p.m., Dallas, Texas time, before the Honorable Barbara J. Houser at 1100 Commerce Street, 14/th/ Floor, Dallas, Texas.

        This Form 8-K, the Plan and the Disclosure Statement contain forward-looking statements relating to business expectations, asset sales and liquidation analysis. Business plans may change as circumstances warrant. Actual results may differ materially as a result of many factors, some of which the Company has no control over. Such factors include, but are not limited to: worldwide business and economic conditions; recruiting and new business solicitation efforts; product demand and the rate of growth in the air cargo industry; the impact of competitors and competitive aircraft and aircraft financing availability; the ability to attract and retain new and existing customers; jet fuel prices; normalized aircraft operating costs and reliability, aircraft maintenance delays and damage; regulatory actions, the demand for used aircraft and aviation assets, contest for control of the Company; and the Company's ability to negotiate favorable asset sales. These risk factors and additional information are included in the Company's reports on file with the Securities and Exchange Commissions.

        The disclosures are not intended to be a solicitation of votes for our plan of reorganization of the Company. Creditors whose votes are being solicited will receive shortly by mail a solicitation package, including the Disclosure Statement, the Plan, the order approving the Disclosure Statement, a general notice and ballot.

Item 7. Exhibits.

(c)     Exhibits

        99.1 Disclosure Statement Under 11 U.S.C. (S) 1125 in Support of the Debtors' Joint Plan of Reorganization Dated May 30, 2001.

        99.2   Debtors' Amended Joint Plan of Reorganization Dated May 30, 2001.

        99.3 Notice to Stockholders of Kitty Hawk, Inc. Regarding the Debtors' Amended Joint Plan of Reorganization Dated May 30, 2001.

        99.4 Notice of Deadline for Submitting Ballots, of Hearing to Consider Confirmation of the Debtors' Amended Joint Plan of
               Reorganization, Dated May 30, 2001, and of Time for Filing Objections thereto or Acceptances or Rejections thereof.
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        99.5   Order (i) Approving Final Disclosure Statement; (ii) Setting Date
               for Confirmation Hearing and Fixing Deadlines for Voting On and Objecting to the Plan; and (iii) Establishing and Approving Procedures Relating to the Solicitation of Acceptances and Rejections of the Plan.

        99.6 Statement of Position of the Official Committee of Unsecured Creditors of Kitty Hawk, Inc. et al.

        99.7 Ballot to be Used by Holders of Senior Notes for Accepting or Rejecting Debtors' Amended Joint Plan of Reorganization Dated May 30, 2001.

        99.8 Ballot to be Used by Holders of Class 1 Bank Group Claims for Accepting or Rejecting Debtors' Amended Joint Plan of Reorganization Dated May 30, 2001.

        99.9 Ballot to be Used by Creditors in Classes 3, 4, 5 and 7 for Accepting or Rejecting Debtors' Amended Joint Plan of Reorganization Dated May 30, 2001.

                                   * * * * *
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   KITTY HAWK, INC.

Date: June 6, 2001
                                   By: /s/ TILMON J. REEVES
                                      ------------------------------
                                   Name:  Tilmon J. Reeves
                                   Title: Chairman of the Board and
                                          Chief Executive Officer
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                                 EXHIBIT INDEX


Exhibit
Number        Description
-----         -----------

99.1 Disclosure Statement Under 11 U.S.C. (S) 1125 in Support of the Debtors' Joint Plan of Reorganization Dated May 30, 2001.

99.2          Debtors' Amended Joint Plan of Reorganization Dated May 30, 2001.

99.3 Notice to Stockholders of Kitty Hawk, Inc. Regarding the Debtors' Amended Joint Plan of Reorganization Dated May 30, 2001.

99.4 Notice of Deadline for Submitting Ballots, of Hearing to Consider Confirmation of the Debtors' Amended Joint Plan of Reorganization, Dated May 30, 2001, and of Time for Filing Objections thereto or Acceptances or Rejections thereof.

99.5 Order (i) Approving Final Disclosure Statement; (ii) Setting Date for Confirmation Hearing and Fixing Deadlines for Voting On and Objecting to the Plan; and (iii) Establishing and Approving Procedures Relating to the Solicitation of Acceptances and Rejections of the Plan.

99.6 Statement of Position of the Official Committee of Unsecured Creditors of Kitty Hawk, Inc. et al.

99.7 Ballot to be Used by Holders of Senior Notes for Accepting or Rejecting Debtors' Amended Joint Plan of Reorganization Dated May 30, 2001.

99.8 Ballot to be Used by Holders of Class 1 Bank Group Claims for Accepting or Rejecting Debtors' Amended Joint Plan of Reorganization Dated May 30, 2001.

99.9 Ballot to be Used by Creditors in Classes 3, 4, 5 and 7 for Accepting or Rejecting Debtors' Amended Joint Plan of Reorganization Dated May 30, 2001.